Exhibit 13(b)

                   APPENDIX A TO DISTRIBUTION AND SERVICE PLAN

                                                                     Distribution Fee (expressed        Service Fee (expressed
                                                                     as a percentage of average       as a percentage of average
                                                                       daily net assets of the          daily net assets of the
                                                                       Portfolio attributable            Portfolio attributable
Name of Portfolio                             Class of Shares          to the specified Class)          to the specified Class)
-------------------------------------------   ---------------        ---------------------------      ---------------------------
Money Market Portfolio                        Institutional                      0%                                 0%
                                              Service                            0%                               .25%
                                              Investor A                         0%                               .25%
                                              Investor B                       .75%                               .25%
                                              Investor C                       .75%                               .25%
                                              Hilliard Lyons                   .10%                               .25%

U.S. Treasury Money Market Portfolio          Institutional                      0%                                 0%
                                              Service                            0%                               .25%
                                              Investor A                         0%                               .25%
                                              Investor B                       .75%                               .25%
                                              Investor C                       .75%                               .25%

Municipal Money Market Portfolio              Institutional                      0%                                 0%
                                              Service                            0%                               .25%
                                              Investor A                         0%                               .25%
                                              Investor B                       .75%                               .25%
                                              Investor C                       .75%                               .25%
                                              Hilliard Lyons                   .10%                               .25%

New Jersey Municipal Money Market             Institutional                      0%                                 0%
   Portfolio                                  Service                            0%                               .25%
                                              Investor A                         0%                               .25%
                                              Investor B                       .75%                               .25%
                                              Investor C                        75%                               .25%

North Carolina Municipal Money Market         Institutional                      0%                                 0%
   Portfolio                                  Service                            0%                               .25%
                                              Investor A                         0%                               .25%
                                              Investor B                       .75%                               .25%
                                              Investor C                       .75%                               .25%

Ohio Municipal Money Market Portfolio         Institutional                      0%                                 0%
                                              Service                            0%                               .25%
                                              Investor A                         0%                               .25%
                                              Investor B                       .75%                               .25%
                                              Investor C                       .75%                               .25%

Pennsylvania Municipal Money Market           Institutional                      0%                                 0%
   Portfolio                                  Service                            0%                               .25%
                                              Investor A                         0%                               .25%
                                              Investor B                       .75%                               .25%
                                              Investor C                       .75%                               .25%

                                                                     Distribution Fee (expressed        Service Fee (expressed
                                                                     as a percentage of average       as a percentage of average
                                                                       daily net assets of the          daily net assets of the
                                                                       Portfolio attributable            Portfolio attributable
Name of Portfolio                             Class of Shares          to the specified Class)          to the specified Class)
-------------------------------------------   ---------------        ---------------------------      ---------------------------
Virginia Municipal Money Market Portfolio     Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%

Mid-Cap Value Equity Portfolio                Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

Mid-Cap Growth Equity Portfolio               Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

Small Cap Value Equity Portfolio              Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              BlackRock                           0%                                0%
                                              R                                 .25%                              .25%

Small Cap Core Equity Portfolio               Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

Small Cap Growth Equity Portfolio             Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

Global Science & Technology Opportunities     Institutional                       0%                                0%
   Portfolio                                  Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

                                                                     Distribution Fee (expressed        Service Fee (expressed
                                                                     as a percentage of average       as a percentage of average
                                                                       daily net assets of the          daily net assets of the
                                                                       Portfolio attributable            Portfolio attributable
Name of Portfolio                             Class of Shares          to the specified Class)          to the specified Class)
-------------------------------------------   ---------------        ---------------------------      ---------------------------
International Opportunities Portfolio         Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

Index Equity Portfolio                        Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                         75%                              .25%

Asset Allocation Portfolio                    Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

U.S. Opportunities Portfolio                  Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

Exchange Portfolio                            BlackRock                           0%                                0%

Small/Mid-Cap Growth Portfolio                Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

Aurora Portfolio                              Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

Capital Appreciation Portfolio                Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

                                                                     Distribution Fee (expressed        Service Fee (expressed
                                                                     as a percentage of average       as a percentage of average
                                                                       daily net assets of the          daily net assets of the
                                                                       Portfolio attributable            Portfolio attributable
Name of Portfolio                             Class of Shares          to the specified Class)          to the specified Class)
-------------------------------------------   ---------------        ---------------------------      ---------------------------
Health Sciences Opportunity Portfolio         Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

Global Resources Portfolio                    Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

All-Cap Global Resources Portfolio            Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              BlackRock                           0%                                0%
                                              R                                 .25%                              .25%

Global Opportunities Portfolio                Institutional                       0%                                0%
                                              Service                             0%                              .25%
                                              Investor A                          0%                              .25%
                                              Investor B                        .75%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

International Diversification Fund            Institutional                       0%                                0%
                                              Investor A                          0%                              .25%
                                              Investor C                        .75%                              .25%
                                              R                                 .25%                              .25%

"BlackRock Funds" and "Trustees of BlackRock Funds" refer respectively to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated December 22, 1988 which is hereby referred to and a copy of which is on file at the office of the State Secretary of the Commonwealth of Massachusetts and at the principal office of the Fund. The obligations of "BlackRock Funds" entered into in the name or on behalf thereof by any of the Trustees, officers, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, officers, representatives or agents of the Fund personally, but bind only the Trust Property (as defined in the Declaration of Trust), and all persons dealing with any class of shares of the Fund must look solely to the Trust Property belonging to such class for the enforcement of any claims against the Fund.

                                Agreed to and accepted as of             , 2008.


                                BLACKROCK FUNDS(SM)


                                By: _______________________________
                                    Name:
                                    Title: